EXHIBIT 32.1


                           Certification Pursuant to
                            18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002


         In connection with the Quarterly Report on Form 10-QSB of Neurologix, Inc., a Delaware corporation (the "Company"), for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of Michael Sorell and Marc L. Panoff, in the capacities set forth below, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         (1) The Report fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company


                                        /s/ John E. Mordock
                                        --------------------------------------
November 14, 2006                       John E. Mordock
                                        President and Chief Executive Officer
                                        (as Principal Executive Officer)


                                        /s/ Marc L. Panoff
                                        --------------------------------------
November 14, 2006                       Marc L. Panoff
                                        Chief Financial Officer, Secretary and
                                        Treasurer
                                        (as Principal Accounting Officer/
                                        Principal Financial Officer)





         This certification accompanies the Report pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.